SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

For Classic Value Fund and Core Equity Fund (the “Funds”)

I.  Classic Value Fund

Effective immediately, James M. Tringas, CFA, CPA is the sole portfolio manager for the Classic Value Fund. Mr. Tringas’s biographical description is included among the Portfolio Manager biographies listed for Wells Capital Management, as follows:

As Lead Portfolio Manager for the Classic Value Fund, Mr. Tringas is responsible for managing the fund, with principal responsibility for the day-to-day management and decision making for the fund. Mr. Tringas has been with Wells Capital Management or one of its predecessor firms since 1994. Currently he is Managing Director and Portfolio Manager with the Special Values Equity group of Wells Capital Management's Equity Management group. Education: B.S. and M.S., Accounting, University of Florida.

Also effective immediately, the second and third paragraphs under “Principal Investment Strategies” for Classic Value Fund are replaced with the following:

We look for significantly undervalued companies that we believe have the potential for above average capital growth with below average risk. Rigorous fundamental research drives our search for undervalued, high quality companies; which we define as industry leaders with strong balance sheets and superior cash flows. We utilize quantitative screens to narrow the investment universe by assessing companies' financial statement strength and looking for high cash flows and low financial leverage. Through detailed qualitative research we then identify stocks valued below their estimated intrinsic value with hidden opportunities for above-average appreciation. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock's price nears its intrinsic value appreciation target, the macro environment becomes unfavorable, short-term downside risks increase, the company's fundamentals have deteriorated or we identify a more attractive investment opportunity.

II.  Core Equity Fund

Effective immediately, Ann M. Miletti is the sole portfolio manager for the Core Equity Fund. Ms. Miletti’s biographical description is included among the Portfolio Manager biographies listed for Wells Capital Management, as follows:

As Lead Portfolio Manager for the Core Equity Fund, Ms. Miletti is responsible for managing the fund, with principal responsibility for the day-to-day management and decision making for the fund. Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.S., Education, University of Wisconsin - Milwaukee.

Also effective immediately, the second paragraph under “Principal Investment Strategies” for Core Equity Fund is replaced with the following:

We invest in equity securities of large-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market value,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market value based upon several types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market value. We place an emphasis on a company’s management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company’s public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company’s private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

December 28, 2010	LCR120/P101SP

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

ForClassic Value Fund and Core Equity Fund (the “Funds”)

Effective immediately, James M. Tringas, CFA, CPA is the sole portfolio manager for the Classic Value Fund and Ann M. Miletti is the sole portfolio manager for the Core Equity Fund.   The section “Portfolio Managers” beginning on page 40 of the Statement of Additional Information is amended to add the following information:

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”  Information presented regarding Total Assets Managed is as of September 30, 2010.

Wells Capital Management

James M. Tringas, CFA, CPA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$1.213 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$6 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	12
	Total Assets Managed	$301 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Ann M. Miletti	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$394.90 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	18
	Total Assets Managed	$623.92 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Beneficial Ownership in the Funds.The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;

$1 - $10,000;

$10,001 - $50,000;

$50,001 - $100,000;

$100,001 - $500,000;

$500,001 - $1,000,000; and

over $1,000,000.

Portfolio Manager	Fund	Beneficial Ownership
Wells Capital Management
James M. Tringas, CFA, CPA	Classic Value Fund	$0
Ann M. Miletti	Core Equity Fund	$0

December 28, 2010